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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                    --------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 19, 1996
                                                 -----------------


                      INTERNATIONAL CABLETEL INCORPORATED
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              (Exact Name of Registrant as Specified in Charter)


        Delaware                 0-22616                   52-1822078
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    (State or Other            (Commission                (IRS Employer
    Jurisdiction of            File Number)            Identification No.)
    Incorporation)


110 East 59th Street, New York, New York                                   10022
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including area code                (212) 906-8440
                                                   -----------------------------


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           (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
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     On December 19, 1996, International CableTel Incorporated ("CableTel")
filed a multiple count lawsuit in the U.S. District Court for the Southern District of New York against Le Groupe Videotron, Ltee and one of its subsidiaries ("GVL"). The lawsuit stems from GVL's sale to BCM of its interest in Videotron Plc, a UK based telephony and cable company.

     A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------   ---------------------------------

         Exhibits

         99  Press Release issued December 19, 1996.
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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    INTERNATIONAL CABLETEL INCORPORATED
                                               (Registrant)



                                    By: \s\ Richard J. Lubasch
                                    --------------------------------------------
                                    Name: Richard J. Lubasch
                                    Title: Senior Vice President-General Counsel


Dated: December 19, 1996
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                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                               Page
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  99       Press Release issued December 19, 1996.